                                                                   EXHIBIT 99.10

DEAL NAME:         FFML 2005-FF5

                                       [BANC OF AMERICA SECURITIES LOGO OMITTED]

DETAILED COLLATERAL INFO

                                                                    % OF GROUP
                   # OF LOANS         BALANCE         AVG. BALANCE    BALANCE      WAC      WAM       FICO      OLTV      DTI
                  --------------------------------------------------------------------------------------------------------------
AGGREGATE

0-$50k                128          5,463,780.93        42,685.79       0.71%      7.823      348       631       80.51    38.06
50-75k                371         23,779,486.85        64,095.65       3.08%      7.556      356       630       84.28    40.07
75-100k               427         37,512,964.33        87,852.38       4.86%      7.372      357       632       85.33    41.02

FICO
NA
<600                  559         88,832,187.34       158,912.68       11.51%     7.569      358       573       79.73    41.67
600-619               749         124,719,520.32      166,514.71       16.16%     7.056      360       609       83.85    43.87
620-639               691         126,623,989.19      183,247.45       16.41%     6.891      359       629       83.85    43.14
640-659               644         127,760,679.59      198,386.15       16.55%     6.670      359       649       84.61    44.04
660-679               507         103,871,933.15      204,875.61       13.46%     6.497      357       668       84.09    43.60
680-699               297         70,564,638.59       237,591.38       9.14%      6.425      359       689       84.98    43.03
700-719               211         55,051,868.83       260,909.33       7.13%      6.375      359       708       83.75    45.11
720+                  317         74,412,220.59       234,738.87       9.64%      6.450      359       751       86.04    42.71

LTV
80-85                 242         46,925,017.36       193,905.03       6.08%      7.112      360       615       84.28    42.51
85.01-90              463         89,570,488.54       193,456.78       11.60%     7.208      358       642       89.63    42.61
90.01-95              190         37,506,239.19       197,401.26       4.86%      7.320      359       650       94.42    43.95
95.01-100             714         124,260,126.29      174,033.79       16.10%     7.706      360       666       99.93    43.18
> 100                  17          3,179,122.49       187,007.21       0.41%      7.220      360       696      102.98    43.77

Cash Out             1,430        285,308,973.34      199,516.76       36.96%     6.981      357       633       81.88    42.14

2-4 family            151         37,822,877.20       250,482.63       4.90%      6.845      359       667       82.53    44.35

investment & 2nd      184         25,761,686.99       140,009.17       3.34%      7.208      358       681       83.78    41.55
home

Stated Doc            603         111,463,263.76      184,847.87       14.44%     7.079      355       645       84.62    40.39
Stated + Doc          216         66,142,707.61       306,216.24       8.57%      7.173      360       690       94.60    42.95
Lite Doc               42          9,350,118.32       222,621.86       1.21%      6.713      360       661       81.20    41.96

IO                   1,801        436,653,982.74      242,450.85       56.57%     6.549      360       657       82.88    45.14

Silent 2nds          1,601        332,743,683.56      207,834.91       43.11%     6.248      360       661       79.57    44.96

                 % OF FULL   % OF PRIMARY   % SINGLE    % OF IO
                     DOC         OWNER       FAMILY      LOANS    % CASHOUT
                 ---------------------------------------------------------------
AGGREGATE

0-$50k               0.60         0.52        0.59       0.03         0.24
50-75k               2.68         2.92        2.59       0.58         0.89
75-100k              4.08         4.65        3.88       1.02         1.43

FICO
NA
<600                 8.72        11.36        8.55       4.03         8.40
600-619              14.11       15.92        11.85      8.91         6.71
620-639              12.89       16.15        11.56      9.11         6.54
640-659              12.17       16.08        11.05      9.72         5.43
660-679              10.55       12.75        9.37       8.33         4.17
680-699              6.18         8.80        5.75       5.53         2.58
700-719              5.00         6.71        4.01       4.85         1.50
720+                 6.16         8.90        5.78       6.09         1.64

LTV
80-85                4.04         5.67        3.93       2.90         4.34
85.01-90             7.90         9.91        8.67       5.48         6.28
90.01-95             2.38         4.83        3.48       1.65         3.31
95.01-100            7.65        16.04        11.79      6.96         3.58
> 100                0.41         0.41        0.22       0.00         0.00

Cash Out             22.25       36.14        28.18      14.65       36.96

2-4 family           2.87         4.51        0.00       1.90         2.50

investment & 2nd     91.04        0.00        56.50      57.85       24.73
home

Stated Doc           0.00        14.19        11.54      0.00        12.35
Stated + Doc         0.00         8.57        5.67       5.95         1.81
Lite Doc             0.00         1.17        0.78       0.87         0.56

IO                   49.76       54.64        35.82      56.57       14.65

Silent 2nds          42.15       43.08        26.89      33.38        5.77

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